Banker's acceptance notes payable	12 Months Ended
Sep. 30, 2021
Banker's acceptance notes payable
Banker's acceptance notes payable

Note 10 – Bank acceptance notes payable

On June 15, 2020, the Company issued RMB22 million (equivalent of approximately $3.23 million) bank acceptance notes to its suppliers facilitated by Hangzhou United Bank for one year, with the maturity date of June 15, 2021. The Company incurred fees of RMB11,000 (equivalent of $1,620) related to the issuance of these bank acceptance notes. As of June 15, 2021, these bank acceptance notes were fully paid.

These bank acceptance notes were secured by restricted cash of RMB11 million (equivalent of approximately $1.62 million) which was subsequently used for repayment of bank acceptance notes and were also secured by the real property and land use right owned by a related party, Xinyang Wang, the 100% shareholder of Nongyuan Network.